UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 3, 2004

                                  K-Swiss Inc.
             (Exact name of registrant as specified in its charter)


             DELAWARE                      0-18490              95-4265988
   (State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
of incorporation or organization)                           Identification No.)

       31248 Oak Crest Drive, Westlake Village, CA                      91361
         (Address of Principal Executive Offices)                     (Zip Code)

                                  818-706-5100

              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS

     On November 3, 2004, K-Swiss Inc. issued a press release announcing a Special Meeting of Stockholders. The record date is November 10, 2004 and the meeting date is December 15, 2004.

     A copy of the press release is furnished as Exhibit 99.1 to this report.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

         Exhibit Number             Description of Exhibit
         --------------             ----------------------
         99.1                       Press release issued November 3, 2004.

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            K-SWISS INC.

Date: November 3, 2004      By:  /s/ George E. Powlick
                                ----------------------------------------------
                                Name:    George E. Powlick
                                Title:   Vice President-Finance, Chief
                                         Operating Officer and Chief Financial
                                         Officer

                                INDEX TO EXHIBITS

     No.       Description
    99.1       Press release issued November 3, 2004.

                                       4